Business Combination (Tables)	12 Months Ended
Mar. 31, 2012
Schedule Of Assets Acquired And Liabilities Assumed

The following table presents the provisional amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, and will be finalized during the year ending March 31, 2013 when the final fair values arising from the assessment of contingencies below are confirmed:

(¥ in millions)
At March 13, 2012:
Current assets	¥28,059
Investments and long-term finance receivables	637
Property, plant, and equipment	8,198
Goodwill	3,966
Intangible assets	12,584
Other assets	1,950

Total assets acquired	¥55,394

Current liabilities	22,940
Long-term liabilities	9,356

Total liabilities assumed	¥32,296

Total net assets acquired	¥23,098